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                          THE CHALONE WINE GROUP, LTD.

                         -----------------------------

                       FIRST AMENDMENT, CONSENT AND WAIVER

                          Dated as of February 8, 2001

                                       To

                             NOTE PURCHASE AGREEMENT
                         Dated as of September 15, 2000
                                       and
                       the NOTES Dated September 15, 2000

                         -----------------------------

 Re: $5,000,000 8.75% Senior Guaranteed Notes, Series A, Due September 15, 2010
  $10,000,000 8.78% Senior Guaranteed Notes, Series B, Due September 15, 2010 $15,000,000 8.90% Senior Guaranteed Notes, Series C, Due September 15, 2010


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

            FIRST AMENDMENT TO NOTE PURCHASE AGREEMENT AND THE NOTES

                  THIS FIRST AMENDMENT, CONSENT AND WAIVER dated as of February 8, 2001 (the or this "FIRST AMENDMENT") to the Note Purchase Agreement dated as of September 15, 2000 and the Notes dated September 15, 2000 is among The Chalone Wine Group, Ltd., a California corporation ("COMPANY"), the Subsidiary Guarantors (as defined below) and Farm Credit Services of America, PCA and AgStar Financial Services, PCA DBA Farm Credit Services Commercial Finance Group (collectively, the "NOTEHOLDERS ").

                                    RECITALS:

                  A. The Company and the Noteholders have heretofore entered into that certain Note Purchase Agreement dated as of September 15, 2000 (the "NOTE AGREEMENT"). The Company has heretofore issued its $5,000,000 8.75% Senior Guaranteed Notes, Series A, Due September 15, 2010 bearing PPN 157639 A* 6 (the "SERIES A NOTES"), dated September 15, 2000, its $10,000,000 8.78% Senior Guaranteed Notes, Series B, Due September 15, 2010 bearing PPN 157639 A@ 4 (the "SERIES B NOTES"), dated September 15, 2000 and its $15,000,000 8.90% Senior Guaranteed Notes, Series C, Due September 15, 2010 bearing PPN 157639 A# 2 and dated September 15, 2000 (the "SERIES C NOTES"; the Series A Notes, the Series B Notes and the Series C Notes are hereinafter collectively referred to as the "NOTES") pursuant to the Note Agreement. The Noteholders are the holders of 100% of the principal amount of the Notes presently outstanding.

                  B. Edna Valley Vineyard, a California general partnership ("EDNA VALLEY") and SHW Equity Co., a Washington corporation ("SHW") (Edna Valley and SHW are hereinafter collectively referred to as the "SUBSIDIARY GUARANTORS ") have heretofore entered into those certain Subsidiary Guarantee Agreements, each dated as of September 15, 2000 (collectively, the "SUBSIDIARY GUARANTEE AGREEMENTS ") under and pursuant to which each of the Subsidiary Guarantors guaranteed the payment of the Notes and the performance by the Company of its obligations under the Note Agreement.

                  C. The Company is in default of certain of the covenants set forth in the Note Agreement and the Company and the Noteholders now desire to amend the Note Agreement and the Notes as of February 8, 2001 (the "EFFECTIVE
DATE") in the respects, but only in the respects, hereinafter set forth. Pursuant to Section 17.1 of the Note Agreement, since this First Amendment includes a change in the rate of interest on the Notes, the consent of the holders of 100% of the aggregate principal amount of the outstanding Notes is required to amend the Note Agreement as contemplated herein. The Subsidiary Guarantors now desire to affirm their respective obligations under the Subsidiary Guarantee Agreements.

                  D. All requirements of law have been fully complied with and all other acts and things necessary to make this First Amendment a valid, legal and binding instrument according to its terms for the purposes herein expressed have been done or performed.

                  NOW, THEREFORE, upon the full and complete satisfaction of the conditions precedent to the effectiveness of this First Amendment set forth in ss.6 hereof, the Company, the Subsidiary Guarantors and the Noteholders, for good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, do hereby agree as follows:

        SECTION 1 DEFINITIONS; REFERENCES. Unless otherwise specifically defined herein, each term used herein which is defined in the Note Agreement shall have the meaning assigned to such term in the Note Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Note Agreement shall from and after the date hereof refer to the Note Agreement as amended hereby.

        SECTION 2 AMENDMENTS.

        (a) The first sentence of Section 1.1 of the Note Agreement shall be and the same is hereby amended to read as follows:

        "The Company will authorize the issue and sale of (i) $5,000,000 8.90% Senior Guaranteed Notes, Series A, Due September 15, 2010 (the "Series A Notes"); (ii) $10,000,000 8.93% Senior Guaranteed Notes, Series B, Due September 15, 2010 (the "Series B Notes"); and (iii) $15,000,000 9.05% Senior Guaranteed Notes, Series C, Due September 15, 2010 (the "Series C Notes", and together with the Series A Notes and the Series B Notes, the "Notes", such term to include any such notes issued in substitution therefor pursuant to Section 13 of this Agreement)."

        (b) Exhibit 1-A, 1-B and 1-C to the Note Agreement shall be and the same are hereby amended in their entirety by substituting Exhibit 1-A, 1-B and 1-C attached hereto in place of said Exhibits 1-A, 1-B and 1-C.

        (c) Schedule B to the Note Agreement shall be and is hereby amended by the addition thereto of the following definition:

        "CONSOLIDATED DEPRECIATION AND AMORTIZATION EXPENSE" for any period shall mean on a consolidated basis all depreciation and amortization expense of the Company and its Restricted Subsidiaries (to the extent deducted in determining Consolidated Net Income).

        (d) Section 10.5 of the Note Agreement shall be and is hereby amended in its entirety to read as follows:

        "10.5 Interest Coverage; Funded Debt to Earnings Coverage.

        (a) The Company shall at all times keep and maintain the ratio of Consolidated Net Income Available for Consolidated Interest Expense to Consolidated Interest Expense, calculated on a Rolling Four Quarter basis (i) at the end of each fiscal quarter beginning as of the quarter ending December 31, 2000 and ending as of the quarter ending

        December 31, 2001, of at least 1.5 to 1.0 and (ii) at the end of each fiscal quarter ending after December 31, 2001, of at least 2.0 to 1.0.

        (b) The Company shall at all times keep and maintain the ratio of (i) the sum (without duplication) of (x) Consolidated Current Debt and (y) Consolidated Funded Debt to (ii) the sum of (x) Consolidated Net Income Available for Consolidated Interest Expense and (y) Consolidated Depreciation and Amortization Expense, calculated on a Rolling Four Quarter basis (1) at the end of each fiscal quarter ending on or prior to June 30, 2001, of not more than 5.2 to 1.0, (2) at the end of each fiscal quarter ending after June 30, 2001 and on or prior to March 31, 2002, 5.0 to 1.0, (3) at the end of each fiscal quarter ending after March 31, 2002 on or prior to March 31, 2003, of not more than 4.5 to 1.0, and (4) at the end of each fiscal quarter ending thereafter, of not more than 3.5 to 1.0."

        SECTION 3 REPRESENTATIONS AND WARRANTIES OF THE COMPANY. To induce the Noteholders to execute and deliver this First Amendment (which representations shall survive the execution and delivery of this First Amendment), each of the Company and the Subsidiary Guarantors represent and warrant to the Noteholders that:

        (a) since September 30, 2000, there has been no change in the condition, financial or otherwise, of the Company and its Subsidiaries as shown on the consolidated balance sheet as of such date except changes in the ordinary course of business, none of which individually or in the aggregate has had, or reasonably could be expected to have, a Material Adverse Effect;

        (b) this First Amendment has been duly authorized, executed and delivered by it and this First Amendment constitutes the legal, valid and binding obligation, contract and agreement of the Company and Subsidiary Guarantors enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law);

          (c) the Note Agreement, as amended by this First Amendment, constitutes the legal, valid and binding obligation, contract and agreement of the Company enforceable against it in accordance with its terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors' rights generally and general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or in law);

         (d) the execution, delivery and performance by the Company and Subsidiary Guarantors of this First Amendment (i) has been duly authorized by all requisite corporate action and, if required, shareholder action, (ii) does not require the consent or approval of any governmental or regulatory body or agency, and (iii) will not (A) violate (1) any provision of law, statute, rule or regulation or its certificate of incorporation or bylaws, (2) any order of any court or any rule, regulation or order of any other agency or government binding upon it, or (3) any provision of any material indenture, agreement or other instrument to which it is a party or by which its properties or assets are or may be bound, including, without limitation, the Credit Agreement, or (B) result in a breach or constitute (along or with due notice or lapse of time or both) a default under any indenture, agreement or other instrument referred to in clause (iii)(A)(3) of this ss.3(d);

        (e) as of the date hereof and after giving effect to this First Amendment, no Default or Event of Default has occurred which is continuing; and

        (f) except as otherwise set forth in the Schedules to the Note Agreement or on Schedule I hereto, all the representations and warranties contained in ss.5 of the Note Agreement are true and correct in all material respects with the same force and effect as if made by the Company and Subsidiary Guarantors on and as of the date hereof.

        SECTION 4 AFFIRMATION OF SUBSIDIARY GUARANTEE AGREEMENTS. Each of the Subsidiary Guarantors hereby affirm each of their obligations under their respective Subsidiary Guarantee Agreements after giving effect to this First Amendment.

        SECTION 5 AGREEMENTS,

        (a) Upon and by virtue of this First Amendment becoming effective as herein contemplated, the failure of the Company to comply with the provisions of
Section 10.5 of the Note Agreement on or prior to the Effective Date which constitutes an Event of Default under the Note Agreement shall be deemed to have been waived by the Noteholders.

        (b) The Company understands and agrees that the waivers contained in this ss.5 pertain only to the matters and to the extent herein described and not to any other actions of the Company under, or matters arising in connection with, the Note Agreement or the Notes or to any rights which the Noteholders have arising by virtue of any such other actions or matters.

        (c) In consideration of the agreement of the Noteholders to waive the existing Event of Default under the Note Agreement described above and to consent to amend the Note Agreement and the Notes in the respects set forth in ss.2 hereof, the Company and the Noteholders agree that the Notes shall be deemed (i) to bear interest from the Effective Date at the following rates, (A) with respect to the Series A Notes, 8.90%, (B) with respect to the Series B Notes, 8.93%, and (C) with respect to the Series C Notes, 9.05%, and (ii) to bear interest on overdue payments at the following rates, (A) with respect to the Series A Notes, 10.90%, (B) with respect to the Series B Notes, 10.93%, and
(C) with respect to the Series C Notes, 11.05%; in each case per annum from the Effective Date, computed on the basis of a 360-day year of twelve 30-day months, and in the manner and to the extent more fully set forth in the form of the Notes attached hereto as Exhibits 1-A, 1-B and 1-C; PROVIDED THAT from and after the date on which the Company delivers the certificate of a Senior Financial Officer pursuant to Section 7.2(a) of the Note Agreement which certifies that the ratio of Consolidated Net Income Available for Consolidated Interest Expense to Consolidated Interest Expense, calculated on a Rolling Four Quarter basis at the end of any fiscal quarter is at least 2.0 to 1.0 and is maintained on such basis in an amount at least equal to 2.0 to 1.0, the Notes shall be deemed to bear interest at the rates in effect thereon on September 15, 2000. Upon the happening of such interest rate change, the Noteholders and the Company agree to execute and exchange revised Notes reflecting such interest rate change.

        (d) In further consideration of the agreement of the Noteholders to waive the existing Event of Default under the Note Agreement described above, and to consent to amend the Note Agreement and the Notes in the respects set forth in ss.2 hereof, the Company agrees that, within ten (10) Business Days after the date hereof, the Company shall (i) deliver to the Noteholders the guarantee of its subsidiary Canoe Ridge Vineyard, LLC, a Washington limited liability company ("CANOE RIDGE"), with the effect that Canoe Ridge shall become an "Additional Subsidiary Guarantor" within the meaning of the Note Agreement, and shall cause Canoe Ridge to comply with the requirements of Section 10.11 of the Note Agreement; and (ii) deliver to the Noteholders the favorable opinion of counsel to the Company as to the matters set forth in ss.ss.3(b), 3(c) and 3(d) hereof, which opinion shall be in form and substance satisfactory to the Noteholders.

        SECTION 6 CONDITIONS TO EFFECTIVENESS OF THIS AMENDMENT. This First Amendment shall not become effective until, and shall become effective when, each and every one of the following conditions shall have been satisfied:

        (a) executed counterparts of this First Amendment, duly executed by the Company, the Subsidiary Guarantors and the holders of 100% of the outstanding principal of the Notes, shall have been delivered to the Noteholders;

        (b) the Noteholders shall have received a written consent to this First Amendment for purposes of Section 5.2(D)(v) of the Credit Agreement duly executed by Cooperatieve Centrale RaiffeisenBoerenleenbank B.A., "Rabobank Nederland", New York Branch, which consent shall be in form and substance satisfactory to the Noteholders;

        (c) the Noteholders shall have received evidence satisfactory to them that the Credit Agreement has been amended substantially as proposed in the form annexed hereto as Exhibit B;

        (d) the representations and warranties of the Company and the Subsidiary Guarantors set forth inss.3 hereof are true and correct on and with respect to the date hereof;

        (e) the Company shall have paid the reasonable fees and expenses of McDermott, Will & Emery, counsel to the Noteholders, in connection with the negotiation, preparation, approval, execution and delivery of this First Amendment; and

        (f) the Company shall have paid the amendment fee in the amount of $30,000.00 pro rata to the Noteholders.

         SECTION 7 MISCELLANEOUS.

        (a) This First Amendment shall be construed in connection with and as part of the Note Agreement and the Notes, and except as modified and expressly amended by this First Amendment, all terms, conditions and covenants contained in the Note Agreement and the Notes, as amended on the date hereof, are hereby ratified and shall be and remain in full force and effect.

        (b) Any and all notices, requests, certificates and other instruments executed and delivered after the execution and delivery of this First Amendment may refer to the Note

Agreement  and the  Notes  without  making  specific  references  to this  First
Amendment but nevertheless all such references shall include this First Amendment unless the context otherwise requires.

        (c) The descriptive headings of the various Sections or parts of this First Amendment are for convenience only and shall not affect the meaning or construction of any of the provisions hereof.

        (d) This First Amendment shall be governed by and construed in accordance with New York law

        (e) The execution hereof by you shall constitute a contract between us for the uses and purposes hereinabove set forth, and this first amendment may be executed in any number of counterparts, each executed counterpart constituting an original, but all together only one agreement.

IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed by their respective authorized officers as of the day and year first above written

                                           THE CHALONE WINE GROUP, LTD.

                                           By:
                                              -------------------------------
                                              Title

                                           EDNA VALLEY VINEYARD

                                           By: The Chalone Wine Group, Ltd.,
                                               Managing General Partner

                                           By:
                                              -------------------------------
                                               Title

                                           SHW EQUITY CO.

                                           By:
                                              -------------------------------
                                               Title

 Accepted and Agreed:                      FARM CREDIT SERVICES OF AMERICA,
                                           PCA

                                           By:
                                              ------------------------------
                                              Title

Accepted and Agreed:                       AGSTAR FINANCIAL SERVICES, PCA,
                                           DBA FARM CREDIT SERVICES
                                           COMMERCIAL FINANCE GROUP

                                           By:
                                              ------------------------------
                                           Title

                 SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER

         THIS SECOND AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this "AMENDMENT"), dated as of February 9, 2001, is entered into by and among CHALONE WINE GROUP, LTD. (the "BORROWER"), and COOPERATIEVE CENTRALE RAIFFEISENBOERENLEENBANK B.A.,"RABOBANK NEDERLAND, NEW YORK BRANCH (THE "Bank"),

                                    RECITALS

         A. The Borrower and the Bank are parties to a Credit Agreement dated as of March 31, 1999, as amended by a First Amendment to Credit Agreement dated as of September 15, 2000 (as so amended, the "CREDIT AGREEMENT") pursuant to which the Bank has extended certain credit facilities to the Borrower.

         B. The Borrower has requested that the Bank agree to (i) amend the required EBIT/Interest Expense ratio set forth in subsection 5.3(B) of the Credit Agreement for the rolling 4-quarter period ended December 31, 2000, and ending March 31, 2001, and (ii) waive the Event of Default arising from the Borrower's noncompliance with subsection 5.3(B), prior to giving effect to this Amendment, for the 4-quarter period ended December 31, 2000.

         C. The Borrower has also requested that the Bank agree to waive the Borrower's compliance with subsection 5.2(F)(g) of the Credit Agreement to permit the Borrower to acquire the remaining 50% of the membership interests in Canoe Ridge Vineyard LLC which are not already owned by the Borrower for approximately $3,960,000 in cash, inasmuch as subsection 5.2(F)(g) would prohibit the consummation of such Acquisition while any Event of Default exists under the Credit Agreement.

         NOW, THEREFORE, for valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:

         1. DEFINED TERMS. Unless otherwise defined herein, capitalized terms used herein (including in the Recitals above and in the Consent and Agreement of Guarantors attached hereto) shall have the meanings assigned to them in the Credit Agreement.

         2. AMENDMENT. Subject to the terms and conditions hereof, subsection 5.3(B) of the Credit Agreement is hereby amended and restated in its entirety as follows:

              "(B) The Borrower shall maintain, for each rolling 4-quarter period, a ratio of (i) EBIT for such 4-quarter period to (ii) Interest Expense for such 4-quarter period, in each case determined in accordance with GAAP on a consolidated basis, of not less than (A) 1.50 to 1.00, measured as of December 31, 2000, and March 31, 2001, and (B) 2.00 to 1.00, measured as of the last day of each fiscal quarter thereafter."




                                       1.

         3.   WAIVERS.

         (a) Subject to the terms and conditions hereof, the Bank hereby waives the Event of Default resulting solely as a consequence of the Borrower's noncompliance with the required EDIT/Interest Expense ratio set forth at subsection 5.3(B) of the Credit Agreement, prior to giving effect to this Amendment, for the 4-quarter period ended December 31, 2000.

         (b) Subject to the terms and conditions hereof, the Bank hereby waives compliance by the Borrower with the covenant set forth at subsection 5.2(F)(g)(ii) of the Credit Agreement, which provides in part that no Acquisition may be effected while any Event of Default exists, solely to permit the Borrower to acquire the remaining 5091' of the membership interests in Canoe Ridge Vineyard LLC not already owned by the Borrower, thereby resulting in the Borrower owning 100 (degree)% of the membership interests in such entity; PROVIDED that (i) such Acquisition shall be subject in every other respect to the terms and conditions of the Credit Agreement, and (ii) the total cash consideration paid by the Borrower or any of its Subsidiaries for such Acquisition shall not exceed $3,960,000 in the aggregate.

         4. REQUIRED BANK CONSENT FOR FUTURE ACQUISITIONS. Without limiting the operation of any other term or condition of the Credit Agreement (including, without limitation, subsection 5.2(F)(g)), the Borrower agrees and acknowledges that from and after the date hereof through March 31, 2001, it shall not effect any Acquisition without the prior written consent of the Bank.

         5. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Bank as of the Effective Date, as follows:

              (a) After giving effect to this Amendment, no Event of Default has occurred and is continuing.

              (b) All representations and warranties of the Borrower contained in the Credit Agreement are true and correct.

              (c) The Borrower is entering into this Amendment on the basis of its own investigation and for its own reasons, without reliance upon the Bank or any other Person.

         6. EFFECTIVE DATE. This Amendment will become effective on the date first above written (the "EFFECTIVE DATE"), PROVIDED that each of the following conditions precedent is satisfied:

              (a) The Bank has received (i) from the Borrower a duly executed original (or, if elected by the Bank, an executed facsimile copy) of this Amendment, and (ii) from each guarantor a duly executed original (or, if elected by the Bank, an executed facsimile copy) of the Consent and Agreement of Guarantors attached hereto.

              (b) All representations and warranties contained herein are true and correct as of the Effective Date.


                                       2.

              (c) The Bank has received an executed copy of the First Amendment, Consent and Waiver dated as of February 8, 2001, among the Borrower, the "Subsidiary Guarantors" (as therein defined), Farm Credit Services of America, PCA, and AgStar Financial Services, PCA (d/b/a Farm Credit Services Commercial Finance Group), in form and substance satisfactory to the Bank in its reasonable discretion (such agreement, in form and substance reasonably satisfactory to the Bank, the "First Amendment, Consent and Waiver").

         7. CONSENT. The Bank hereby consents to the amendments to the Senior Unsecured Notes effected by the First Amendment, Consent and Waiver for purposes of subsection 5.2(D)(v) of the Credit Agreement.

         8. RESERVATION OF RIGHTS. The Borrower acknowledges and agrees that the Bank's execution and delivery of this Amendment shall not be deemed (i) to create a course of dealing or otherwise obligate the Bank to forbear or execute similar amendments or waivers under the same or similar circumstances in the future, or (ii) to waive, relinquish or impair any right of the Bank to receive any indemnity or similar payment from any Person as a result of any matter arising from or relating to the subject matter of this Amendment. Nothing contained herein shall be deemed a waiver of (or otherwise affect the Bank's ability to enforce) any other Event of Default, including without limitation (i) any Event of Default as may now or hereafter exist and arise from or otherwise be related to the defaults waived under Section 3 above (the "Waived Defaults"), and (ii) any Event of Default arising at any time after the Effective Date and which is similar in type to any of the Waived Defaults.

         9.   MISCELLANEOUS

              (a) All terms, covenants and provisions of the Credit Agreement are and shall remain in full force and effect.

              (b) This Amendment shall be binding upon and inure to the benefit of the Borrower and the Bank and their respective successors and assigns. No third party beneficiaries are intended in connection with this Amendment.

              (c)  This  Amendment   shall  be  governed  by  and  construed  in
accordance with the law of the State of California.

              (d) This Amendment may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument. Transmission of signatures of any party by facsimile shall for all purposes be deemed the delivery of original, executed counterparts thereof and the Bank is hereby authorized to make sufficient photocopies thereof to assemble complete counterparty documents.

              (e) This Amendment, together with the Credit Agreement, contains the entire and exclusive agreement of the parties hereto with reference to the matters discussed herein and therein. This Amendment supersedes all prior drafts and communications with respect thereto. This Amendment may not be amended except in accordance with the provisions of Section 7.1 of the Credit Agreement.



                                       3.

              (f) If any term or provision of this Amendment shall be deemed prohibited by or invalid under any applicable law, such provision shall be invalidated without affecting the remaining provisions of this Amendment or the Credit Agreement, respectively.

              (g) The Borrower covenants to pay to or reimburse the Bank, upon demand, for all costs and expenses (including reasonable attorneys' fees) incurred in connection with the development, preparation, negotiation, execution and delivery of this Amendment.

              (h) This Amendment constitutes a "Loan Document" under and for all purposes of the Credit Agreement and the other Loan Documents.

                            [SIGNATURE PAGE FOLLOWS.]








                                       4.

         IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.


                                        CHALONE WINE GROUP, LTD.

                                        By: /s/THOMAS B. SELFRIDGE
                                            ------------------------
                                        Name: Thomas B. Selfridge
                                              ----------------------
                                        Title: Pres/CFO
                                               ---------------------

                                        COOPERATIEVE CENTRALE RAIFFEISEN-
                                        BOERENLEENBANK B.A., "RABOBANK
                                        NEDERLAND," NEW YORK BRANCH

                                        By: /s/ EDWARD PAYSOR
                                            ------------------------
                                        Name:   Edward Paysor
                                              ----------------------
                                        Title:  Executive Director
                                               ---------------------


                                        By: /s/ ANGELO J. BALESTRIERI
                                            -------------------------
                                        Name:   Angelo J. Balestrieri
                                              -----------------------
                                        Title:  Vice President
                                               ---------------------






                                       5.